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Exhibit 10.3

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 21, 2001, is by and among TTM TECHNOLOGIES, INC., a Washington corporation (the "Borrower"), each of those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (the "Guarantors"), the lenders identified on the signature pages hereto (collectively, the "Lenders"; and individually, a "Lender"), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Existing Credit Agreement (defined below) shall have the same meanings as therein defined.

W I T N E S S E T H

        WHEREAS, the Borrower, the Guarantors, the Lenders and the Agents entered into that certain Amended and Restated Credit Agreement dated as of September 29, 2000, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 13, 2000, as supplemented or otherwise modified from time to time (the "Existing Credit Agreement");

        WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement and the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein; and

        NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART I
DEFINITIONS

        SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

          "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

          "Amendment No. 2 Effective Date" is defined in Subpart 3.1.

        SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

        SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

          (a)  The definition of "Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

            "Fixed Charge Coverage Ratio" means, as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, the ratio of (i) Consolidated EBITDA for the applicable period to (ii) the sum of Consolidated Interest Expense for the applicable period plus Scheduled Funded Debt Payments for the applicable period plus cash taxes paid during the applicable period plus Consolidated Capital Expenditures for the applicable period (or

    Maintenance Capital Expenditures for the last fiscal quarter of 2001, and the first, second, third and fourth fiscal quarters of 2002, for the applicable period).

          (b)  The following new definition is added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

            "Maintenance Capital Expenditures" means, for any period, all Consolidated Capital Expenditures incurred to repair or maintain the current working condition of existing equipment and facilities in the ordinary course of business, excluding any Consolidated Capital Expenditures which are growth capital expenditures, technology-enhancing capital expenditures or cost improvement capital expenditures.

        SUBPART 2.2 Amendments to Section 5.9(d). Section 5.9(d) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

  Section 5.9 Financial Covenants.

          Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

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            (c)  Consolidated Capital Expenditures. Consolidated Capital Expenditures (which shall not include the conversion of operating leases to Capital Leases or other Indebtedness as permitted by Section 6.17) as of the end of any fiscal year of the Borrower shall be less than or equal to the amount set forth below during the periods set forth below:

Period	Amount
Fiscal Year 2000	$22,000,000
Fiscal Year 2001	$25,300,000
Fiscal Year 2002	$20,000,000
Fiscal Year 2003	$33,500,000
Fiscal Year 2004	$38,500,000
Fiscal Year 2005	$44,250,000

PART III
CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1 Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2".

        SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Lenders and the Agents.

        SUBPART 3.3 Other Items. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART IV
MISCELLANEOUS

        SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or

Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Article III of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

        SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

        SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

        SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

        SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

        SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

        SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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        IN WITNESS WHEREOF the Borrower, the Guarantors, the Lenders and the Agents have caused this Amendment to be duly executed on the date first above written.

BORROWER:	TTM TECHNOLOGIES, INC., a Washington corporation
By:
/s/ STACEY PETERSON Title: CFO
GUARANTORS:	POWER CIRCUITS, INC., a California corporation
By:
/s/ STACEY PETERSON Title: CFO

AGENT AND LENDERS:	FIRST UNION NATIONAL BANK, as Administrative Agent and as a Lender
By:
/s/ DAVID K. HALL Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:
/s/ THOMAS BECK Title: Duly Authorized Signatory

SUNTRUST BANK, as a Lender
By:
/s/ WILLIAM D. DRAXLER Title: Director

FLEET NATIONAL BANK, as a Lender
By:
/s/ GREGORY ROUX Title: Director

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SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT